UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                                 MORGAN STANLEY

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                (Name of Registrant as Specified in Its Charter)

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



A Message from Philip J. Purcell

Morgan Stanley's 2005 annual shareholders meeting will be held at 2:00 p.m. on March 15th at Discover Card headquarters in Riverwoods, IL. Our shareholders will elect four directors and vote on ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2005 and on a Firm-sponsored proposal to amend the Firm's certificate of incorporation to institute the annual election of directors. They also will consider a shareholder proposal to limit the Board's ability to decide CEO compensation. Our Board recommends that shareholders vote "FOR" the director nominees, auditor ratification and the proposal to amend the certificate of incorporation and "AGAINST" the compensation limitation proposal. The Board's reasons for its recommendations are set forth in the proxy statement [hypertext link]. Detailed instructions for voting your shares are provided below.

Thank you for your support.



      /s/ Philip J. Purcell


To vote your shares in the Firm's employee plans, click http://paias967.ms.com:15000/itInc/proxycard/webapp/init.do.
Alternatively, you may vote by touch-tone telephone. If you are located in the U.S., dial 1-866-540-5760. If you are located outside the U.S., dial 201-373-5060. When voting by telephone, enter the following 11-digit control number: _______. Your vote regarding plan shares must be received by 11 p.m.
(EST) on March 13, 2005.


To vote via the website, use the same authentication you use for the Morgan Stanley & i and Compliance websites (see chart). For technical assistance contact your regular help desk.



------------------------------------------------------------ ---------------------------------------------------------
          Business Unit                                         Authentication
------------------------------------------------------------ ---------------------------------------------------------
Institutional Securities, Institutional Investment           Kerberos ID and Password
Management, Van Kampen and PWM

------------------------------------------------------------ ---------------------------------------------------------
IIG (IAS Division)                                           Windows Login ID and Password

------------------------------------------------------------ ---------------------------------------------------------
Discover Financial                                           RACF Login ID and Password

------------------------------------------------------------ ---------------------------------------------------------
Morgan Stanley DW Credit Corp.                               Novell (a/k/a NDS or workstation) ID and Password

------------------------------------------------------------ ---------------------------------------------------------


Remember, if you also hold shares in a brokerage account and/or in your own name, you will receive separate proxy card(s) to vote those shares. To be sure that all your shares are voted at the meeting, follow the instructions on each separate proxy card that you receive.


To view or print a copy of our proxy statement, annual report on form 10-K or summary annual report, click on www.morganstanley.com/about/ir/sec.html. To request a copy of any of these materials or a proxy card for your shares in employee plans, call 1-212-762-8131.



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